UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024 (March 4, 2024)

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Entry into a Material Definitive Agreement.

On March 4, 2024, Dell Technologies Inc. (the “Company”), Dell International L.L.C. (“Dell International”), EMC Corporation (together with Dell International, the “Issuers”) and the other Guarantors (as defined below) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (together, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of their 5.400% Senior Notes due 2034 (the “Notes”), in accordance with the terms and conditions set forth in the Underwriting Agreement. The Notes will be sold at a public offering price of 99.802% of the aggregate principal amount thereof.

The Notes will be guaranteed on a joint and several unsecured basis by the Company, Denali Intermediate, Inc. and Dell Inc. (collectively, the “Guarantors”). The closing of the offering of Notes is expected to occur on March 18, 2024, subject to customary closing conditions. The Issuers intend to use the net proceeds from the offering of Notes to redeem a portion of their 6.020% Senior Notes due 2026.

The sale of the Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-269159 (the “Registration Statement”). The terms of the Notes are described in the base prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement dated March 4, 2024 and a final prospectus supplement dated March 4, 2024.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Underwriting Agreement, dated March 4, 2024, among Dell International L.L.C., EMC Corporation, Dell Technologies Inc., Dell Inc., Denali Intermediate Inc., and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2024	Dell Technologies Inc.

	By:	/s/ Tyler W. Johnson
Tyler W. Johnson
Senior Vice President and Treasurer (Duly Authorized Officer)